Putnam
Tax Smart
Equity Fund

Item 1. Report to Stockholders:
-------------------------------
The following is a copy of the report transmitted to stockholders pursuant to Rule 30e-1 under the Investment Company Act of 1940:

SEMIANNUAL REPORT ON PERFORMANCE AND OUTLOOK

4-30-03

[GRAPHIC OMITTED: TEAPOT]


FROM THE TRUSTEES

[GRAPHIC OMITTED: PHOTO OF JOHN A. HILL AND GEORGE PUTNAM III]

Dear Fellow Shareholder:

After several disappointing periods, we are pleased to report modestly positive results at net asset value for Putnam Tax Smart Equity Fund for the semiannual period ended April 30, 2003, though the fund still shows a loss at public offering price. You will find the details on page 7.

Your fund's management team focused on individual company selection from both growth and value stocks in pursuit of the fund's objective during the period. It also managed to avoid any tax consequences by continuing to offset portfolio gains against losses to avoid the necessity of making distributions that would be subject to tax by shareholders. In the following report, your fund's management team provides a full discussion of strategy and results for the semiannual period and offers their views on prospects for the fiscal year's second half.

As we look back on one of the most challenging periods in recent history, we would like you to know how much we appreciate your patience and continued confidence in Putnam. We believe those who maintain a long-term focus and a diversified approach to investing should eventually be rewarded for their fortitude.

Respectfully yours,

/S/ JOHN A. HILL                   /S/ GEORGE PUTNAM, III

John A. Hill                       George Putnam, III
Chairman of the Trustees           President of the Funds
June 18, 2003


REPORT FROM FUND MANAGEMENT

FUND HIGHLIGHTS

* Putnam Tax Smart Equity Fund had a gain at net asset value for the 6-month period ended April 30, 2003, with class A shares posting a return of 3.84%. At public offering price, the fund's class A shares posted a return of -2.14%.

* Due to differences in stock selection criteria, the fund's performance was below that of its benchmark, the S&P 500 Index, which returned 4.48% for the period.

* The fund's performance was better than the 2.96% average return for the Lipper Large-Cap Core Funds category, due to its blend investment strategy.

* Index and Lipper results should be compared to fund performance at net asset value. See the Performance Summary on page 7 for complete fund performance, comparative performance, and Lipper data.

* PERFORMANCE COMMENTARY

Despite a difficult environment, your fund delivered a positive return at net asset value for the semiannual period. The fund's performance lagged that of its benchmark, the S&P 500 Index, primarily due to a market reversal at the end of the period when the strongest-performing stocks were those that didn't meet our selection criteria. The fund's return at net asset value was ahead of the average for funds in its Lipper peer group. We believe this was due to our disciplined approach to stock selection and your fund's blend investment style. Rather than looking at broad market or sector trends, we select stocks based on the fundamental strength of each company and its long-term growth prospects. This approach was especially beneficial during the semiannual period, as market trends shifted rapidly and unpredictably, and growth and value stocks went in and out of favor.

Fund Profile

Putnam Tax Smart Equity Fund invests primarily in large companies, seeking those believed to be worth more than their current stock prices indicate. The portfolio can own growth and value stocks without a bias toward either style. The fund is designed for investors seeking to reduce the impact of taxes on their investment returns.


* MARKET OVERVIEW

During the six months ended April 30, 2003, the stock market managed to gain ground despite challenging conditions. Worries about the war with Iraq, declining consumer spending, and sluggish prospects for business profits made investors nervous and markets volatile.

At the start of the period, a number of positive quarterly earnings announcements led investors to believe that the economy might be strengthening, and the market rallied in response. Despite this rally, which at one point reached eight consecutive weeks of gains, volatility eventually returned to the market. As the prospect of war with Iraq loomed, worried consumers spent less and the earnings outlook for many businesses declined. When the bombing of Baghdad began, U.S. stocks turned in their best weekly performance in 20 years. This enthusiasm didn't last long, however; from the start of the war through the end of March, the Dow Jones Industrial Average declined by more than 3%.

The period ended on a positive note as the market began climbing upward in mid April. Military operations in Iraq moved toward a resolution, putting to rest concerns about the economic impact of a long, drawn-out conflict. In addition, a series of first-quarter corporate earnings announcements exceeded expectations and boosted investor confidence.


MARKET SECTOR PERFORMANCE 6 MONTHS ENDED 4/30/03

Equities

S&P 500 Index (broad stock market)                                4.48%
-----------------------------------------------------------------------
Russell 1000 Growth Index (large-company growth stocks)           4.28%
-----------------------------------------------------------------------
Russell 1000 Value Index (large-company value stocks)             5.25%
-----------------------------------------------------------------------
MSCI EAFE Index (international stocks)                            1.81%
-----------------------------------------------------------------------
Bonds

Lehman Aggregate Bond Index (U.S. investment-grade bonds)         4.31%
-----------------------------------------------------------------------
CSFB High Yield Index (high-yield bonds)                         19.75%
-----------------------------------------------------------------------
Lehman Government Bond Index                                      3.10%
-----------------------------------------------------------------------

These indexes provide an overview of performance in different market sectors for the six months ended 4/30/03.


* STRATEGY OVERVIEW

In selecting stocks for the portfolio, we carefully consider each company's underlying business worth. While a company's stock price may fluctuate, this underlying worth is crucial in determining its long-term growth potential. We look for companies that we believe are worth more than their current stock prices indicate.

Your fund is managed in the blend investment style, which means it has the flexibility to invest in both growth and value stocks. As their name implies, growth stocks are stocks of companies that we believe are growing rapidly and have the potential to continue growing. Value stocks represent companies whose stock prices are low because they are temporarily out of favor with investors. We do not have a bias toward either growth or value stocks; we look for companies that we believe have strong long-term earnings prospects, financial strength, and effective management teams. We then look at each company's stock price; if it is attractive based on these factors, we consider it for purchase. In addition, once a stock reaches what we consider to be its fair value, we sell it from the portfolio.

Your fund is managed for tax efficiency and we are committed to reducing the effect of federal income taxes on your investment. Because the stock market has encountered significant struggles since the fund's inception, we have been able to build up significant tax losses to offset the tax effects of gains in the future. While there can be no guarantee that we will accomplish this goal, we are pleased to report that, so far, the fund has not made a distribution since its inception on July 1, 1999.


[GRAPHIC OMITTED: horizontal bar chart SECTOR WEIGHTINGS COMPARED]

SECTOR WEIGHTINGS COMPARED*

                              as of 10/31/02       as of 4/30/03

Pharmaceuticals                  12.5%                12.5%

Banking                           8.7%                 9.8%

Retail                            8.6%                 8.3%

Financial                         7.6%                 7.9%

Software                          6.7%                 6.9%

Footnote reads:
*This chart shows how the fund's sector weightings have changed over the last six months. Weightings are shown as a percentage of net assets. Holdings will vary over time.


* HOW FUND HOLDINGS AFFECTED PERFORMANCE

During the period, one of the biggest contributors to fund performance was the stock of Sealed Air Corporation. This company manufactures a range of packaging products, such as bubble wrap, shrink films, and foam trays for food. We purchased the stock for the portfolio when it was under pressure due to asbestos-related litigation. Despite this issue, we believed the company's long-term prospects were attractive. After the company agreed to settle claims, its stock rallied. We have since trimmed the stock's position in the portfolio. Similarly, the stock of oil-services firm Halliburton Company, also under pressure from asbestos-related litigation, performed well during the semiannual period. EchoStar Communications Corporation, which provides satellite television service, gained in value as more consumers, in both rural and urban markets, switched from cable TV to EchoStar's DISH network service. The stock of Fluor Corporation, an industrial company, was also one of the period's top performers.

Among the fund holdings that hurt performance during the period was Altria Group, Inc., formerly Philip Morris Companies, the world's largest tobacco firm and second-largest food company. Also under pressure from lawsuits, Altria has been hurt by a number of settlements on behalf of cigarette smokers. Despite its declines during the period, we believe Altria is a fundamentally strong company that can thrive despite its legal problems. During the period, your fund owned a much smaller position in the stock of General Electric Company than its benchmark, the S&P 500 Index. This hurt the fund's relative performance, as GE stock performed well. At the close of the period, the fund still owned the stock, but we reduced the position because we felt it was expensive relative to GE's long-term value and relative to other companies in the conglomerate sector.


[GRAPHIC OMITTED: TOP 10 HOLDINGS]

TOP 10 HOLDINGS*

Microsoft Corp.
Software

Pfizer, Inc.
Pharmaceuticals

Exxon Mobil Corp.
Oil and gas

Citigroup, Inc.
Financial

Johnson & Johnson
Pharmaceuticals

Intel Corp.
Electronics

Procter & Gamble Co.
Consumer goods

U.S. Bancorp
Banking

Altria Group, Inc.
Tobacco

Freddie Mac
Financial

Footnote reads:
*These holdings represent 32.3% of the fund's net assets as of 4/30/03. The fund's holdings will change over time.


The performance of Office Depot, Inc. was a disappointment during the period, due in large part to difficult economic conditions. We remain positive about Office Depot's long-term prospects, due to its strong management team and its appeal to both businesses and individual consumers.

Please note that all holdings discussed in this report are subject to review in accordance with the fund's investment strategy and may vary in the future.

* THE FUND'S MANAGEMENT TEAM

The fund is managed by the Putnam U.S. Core Team. The members of the team are Kevin Divney (Portfolio Leader), Lee Montag (Portfolio Member), James Wiess (Portfolio Member), Richard Cervone, Richard England, Paul Marrkand, Michael Nance, Paul Warren, and James Yu.


THE OUTLOOK FOR YOUR FUND

The following commentary reflects anticipated developments that could affect your fund over the next six months, as well as your management team's plans for responding to them.

As we look to the second half of your fund's fiscal year, we are optimistic that the market may be poised for improvement. However, volatility may continue in the months ahead as investors remain nervous about prospects for the U.S. economy. The issues that distracted investors over the past six months, especially the war with Iraq, took focus away from the traditional drivers of stock prices -- earnings, cash flows, and valuations. With the resolution of the Iraq conflict and improving investor confidence at the close of the period, we expect to see improving performance in the types of companies we seek for your portfolio. Regardless of the direction the market takes, we remain committed to our disciplined process of selecting stocks that we believe will reward investors over time.

The views expressed in this report are exclusively those of Putnam Management. They are not meant as investment advice.


PERFORMANCE SUMMARY

This section provides information about your fund's performance during its semiannual period, which ended April 30, 2003. In accordance with regulatory requirements, we also include performance for the most current calendar quarter-end. Performance should always be considered in light of a fund's investment strategy. Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. A profile of your fund's strategy appears on the first page of this report. See pages 8 and 9 for definitions of some terms used in this section.


TOTAL RETURN FOR PERIODS ENDED 4/30/03

                           Class A         Class B          Class C          Class M
(inception dates)         (7/1/99)        (10/1/99)        (10/1/99)        (3/28/00)
                         NAV    POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------------------------
6 months                3.84%  -2.14%   3.49%  -1.51%    3.34%   2.34%    3.45%   -0.14%
----------------------------------------------------------------------------------------
1 year                -12.14  -17.21  -12.75  -17.11   -12.87  -13.74   -12.62   -15.69
----------------------------------------------------------------------------------------
Life of fund          -15.88  -20.72  -18.26  -20.71   -18.37  -18.37   -17.43   -20.35
Annual average         -4.41   -5.88   -5.12   -5.87    -5.16   -5.16    -4.87    -5.76
----------------------------------------------------------------------------------------

Performance assumes reinvestment of distributions and does not account for taxes. Returns at public offering price (POP) for class A and M shares reflect a sales charge of 5.75% and 3.50%, respectively. Class B share returns reflect the applicable contingent deferred sales charge
(CDSC), which is 5% in the first year, declining to 1% in the sixth year, and is eliminated thereafter. Class C shares reflect a 1% CDSC the first year that is eliminated thereafter. Performance for class B, C, and M shares before their inception is derived from the historical performance of class A shares, adjusted for the applicable sales charge
(or CDSC) and higher operating expenses for such shares. For a portion of the period, this fund was sold on a limited basis with limited assets and expenses were limited. Had expenses not been limited, returns would have been lower.



COMPARATIVE INDEX RETURNS FOR PERIODS ENDED 4/30/03

                                           S&P 500       Lipper Large-Cap Core
                                            Index       Funds category average*
-------------------------------------------------------------------------------
6 months                                    4.48%                2.96%
-------------------------------------------------------------------------------
1 year                                    -13.31               -15.19
-------------------------------------------------------------------------------
Life of fund                              -29.56               -31.65
Annual average                             -8.74                -9.60
-------------------------------------------------------------------------------

*Over the 6-month, 1-year, and life-of-fund periods ended 4/30/03, there were 1,062, 997, and 664 funds, respectively, in this Lipper category.


PRICE AND DISTRIBUTION* INFORMATION 6 MONTHS ENDED 4/30/03

                   Class A       Class B       Class C       Class M
-------------------------------------------------------------------------------
Share value:     NAV    POP        NAV           NAV       NAV     POP
-------------------------------------------------------------------------------
10/31/02        $7.04  $7.47      $6.88         $6.88     $6.96   $7.21
-------------------------------------------------------------------------------
4/30/03          7.31   7.76       7.12          7.11      7.20    7.46
-------------------------------------------------------------------------------

*The fund made no distributions during the period.



TOTAL RETURN FOR PERIODS ENDED 3/31/03  (most recent calendar quarter)

                        Class A         Class B          Class C          Class M
(inception dates)      (7/1/99)        (10/1/99)        (10/1/99)        (3/28/00)
                      NAV    POP      NAV    CDSC      NAV    CDSC      NAV     POP
----------------------------------------------------------------------------------------

6 months             6.07%   0.00%   5.72%   0.72%    5.72%   4.72%    5.66%    1.97%
----------------------------------------------------------------------------------------
1 year             -21.79  -26.27  -22.31  -26.20   -22.31  -23.09   -22.22   -24.92
----------------------------------------------------------------------------------------
Life of fund       -21.52   -26.0  -23.65  -25.94   -23.65  -23.65   -22.94   -25.66
Annual average      -6.26   -7.73   -6.94   -7.70    -6.94   -6.94    -6.71    -7.60
----------------------------------------------------------------------------------------



AFTER-TAX TOTAL RETURN COMPARISON FOR CLASS A SHARES
FOR PERIODS ENDED 3/31/03 (most recent calendar quarter)

                                                            POP after tax
                   NAV        POP      POP after tax      on distribution
                  pretax     pretax   on distribution    and sale of shares
------------------------------------------------------------------------------
6 months          6.07%      0.00%        0.00%                 0.00%
------------------------------------------------------------------------------
1 year          -21.79     -26.27       -26.27                -16.13
------------------------------------------------------------------------------
Life of fund    -21.52     -26.03       -26.03                -20.82
Annual average   -6.26      -7.73        -7.73                 -6.04
------------------------------------------------------------------------------

Past performance does not indicate future results. More recent returns may be less or more than those shown. Investment return and principal value will fluctuate and you may have a gain or a loss when you sell your shares. Except for after-tax total return calculations for class A shares, the returns shown do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the sale of shares. Investment returns and principal value will fluctuate so that an investor's shares when sold may be worth more or less than their original cost. See first page of performance section for performance calculation method.

After-tax returns reflect the highest individual federal income tax rates and do not reflect state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns are not relevant to those investing through 401(k) plans, IRAs, or other tax-deferred arrangements. After-tax returns shown are for class A shares only and will vary for other classes.


TERMS AND DEFINITIONS

Total return shows how the value of the fund's shares changed over time, assuming you held the shares through the entire period and reinvested all distributions in the fund.

Net asset value (NAV) is the price, or value, of one share of a mutual fund, without a sales charge. NAVs fluctuate with market conditions. The NAV is calculated by dividing the net value of all the fund's assets by the number of outstanding shares.

Public offering price (POP) is the price of a mutual fund share plus the maximum sales charge levied at the time of purchase. POP performance figures shown here assume the 5.75% maximum sales charge for class A shares and 3.50% for class M shares.

Contingent deferred sales charge (CDSC) is a charge applied at the time of the redemption of class B or C shares and assumes redemption at the end of the period. Your fund's class B CDSC declines from a 5% maximum during the first year to 1% during the sixth year. After the sixth year, the CDSC no longer applies. The CDSC for class C shares is 1% for one year after purchase.

Class A shares are generally subject to an initial sales charge and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).

Class B shares may be subject to a sales charge upon redemption.

Class C shares are not subject to an initial sales charge and are subject to a contingent deferred sales charge only if the shares are redeemed during the first year.

Class M shares have a lower initial sales charge and a higher 12b-1 fee than class A shares and no sales charge on redemption (except on certain redemptions of shares bought without an initial sales charge).


COMPARATIVE INDEXES

Standard & Poor's (S&P) 500 Index is an unmanaged index of common stock performance.

Russell 1000 Growth Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their growth orientation.

Russell 1000 Value Index is an unmanaged index of those companies in the Russell 1000 Index chosen for their value orientation.

Morgan Stanley Capital International (MSCI) EAFE Index is an unmanaged index of international stocks from Europe, Australasia, and the Far East.

Lehman Aggregate Bond Index is an unmanaged index of U.S. fixed-income securities.

Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged index of high-yield debt securities.

Lehman Government Bond Index is an unmanaged index of U.S. Treasury and agency securities.

Indexes assume reinvestment of all distributions and do not account for fees. Securities and performance of a fund and an index will differ. You cannot invest directly in an index.

Lipper Inc. is a third-party industry ranking entity that ranks funds (without sales charges) with similar current investment styles or objectives as determined by Lipper. Lipper category averages reflect performance trends for funds within a category and are based on results at net asset value.

A NOTE ABOUT DUPLICATE MAILINGS

In response to investors' requests, the SEC has modified mailing regulations for proxy statements, semiannual and annual reports, and prospectuses. Putnam is now able to send a single copy of these materials to customers who share the same address. This change will automatically apply to all shareholders except those who notify us. If you would prefer to receive your own copy, please call Putnam at 1-800-225-1581.


A GUIDE TO THE FINANCIAL STATEMENTS

These sections of the report, as well as the accompanying Notes, constitute the fund's financial statements.

The fund's portfolio lists all the fund's investments and their values as of the last day of the reporting period. Holdings are organized by asset type and industry sector, country, or state to show areas of concentration and diversification.

Statement of assets and liabilities shows how the fund's net assets and share price are determined. All investment and noninvestment assets are added together. Any unpaid expenses and other liabilities are subtracted from this total. The result is divided by the number of shares to determine the net asset value per share, which is calculated separately for each class of shares. (For funds with preferred shares, the amount subtracted from total assets includes the net assets allocated to remarketed preferred shares.)

Statement of operations shows the fund's net investment gain or loss. This is done by first adding up all the fund's earnings -- from dividends and interest income -- and subtracting its operating expenses to determine net investment income (or loss). Then, any net gain or loss the fund realized on the sales of its holdings -- as well as any unrealized gains or losses over the period -- is added to or subtracted from the net investment result to determine the fund's net gain or loss for the fiscal period.

Statement of changes in net assets shows how the fund's net assets were affected by distributions to shareholders and by changes in the number of the fund's shares. It lists distributions and their sources (net investment income or realized capital gains) over the current reporting period and the most recent fiscal year-end. The distributions listed here may not match the sources listed in the Statement of operations because the distributions are determined on a tax basis and may be paid in a different period from the one in which they were earned.

Financial highlights provide an overview of the fund's investment results, per-share distributions, expense ratios, net investment income ratios, and portfolio turnover in one summary table, reflecting the five most recent reporting periods. In a semiannual report, the highlight table also includes the current reporting period. For open-end funds, a separate table is provided for each share class.



THE FUND'S PORTFOLIO
April 30, 2003 (Unaudited)

COMMON STOCKS (100.1%) (a)
NUMBER OF SHARES                                                                                              VALUE
Aerospace and Defense (0.9%)
-------------------------------------------------------------------------------------------------------------------
             55,600 Rockwell Collins, Inc.                                                               $1,188,728
             28,700 United Technologies Corp.                                                             1,773,947
                                                                                                      -------------
                                                                                                          2,962,675

Automotive (0.7%)
-------------------------------------------------------------------------------------------------------------------
             54,598 Lear Corp. (NON)                                                                      2,169,725

Banking (9.8%)
-------------------------------------------------------------------------------------------------------------------
             84,000 Bank of America Corp.                                                                 6,220,200
             71,500 Bank One Corp.                                                                        2,577,575
             14,300 Comerica, Inc.                                                                          622,193
             49,600 First Tennessee National Corp.                                                        2,172,480
             74,500 FleetBoston Financial Corp.                                                           1,975,740
             32,700 Greenpoint Financial Corp.                                                            1,561,752
             22,523 HSBC Holdings PLC ADR (United Kingdom)                                                1,231,783
             16,600 Mellon Financial Corp.                                                                  439,070
            175,600 Sovereign Bancorp, Inc.                                                               2,713,020
            316,409 U.S. Bancorp                                                                          7,008,459
             66,700 Washington Mutual, Inc.                                                               2,634,650
             12,700 Wells Fargo & Co.                                                                       612,902
             28,800 Zions Bancorp.                                                                        1,418,976
                                                                                                      -------------
                                                                                                         31,188,800

Beverage (1.7%)
-------------------------------------------------------------------------------------------------------------------
            126,600 PepsiCo, Inc.                                                                         5,479,248

Biotechnology (0.9%)
-------------------------------------------------------------------------------------------------------------------
             46,300 Amgen, Inc. (NON)                                                                     2,838,653

Broadcasting (1.3%)
-------------------------------------------------------------------------------------------------------------------
             93,200 Viacom, Inc. Class B (NON)                                                            4,045,812

Cable Television (1.8%)
-------------------------------------------------------------------------------------------------------------------
             64,117 Comcast Corp. Class A (NON)                                                           2,045,973
             83,700 Comcast Corp. Class A (Special) (NON)                                                 2,516,022
             38,600 Echostar Communications Corp. Class A (NON)                                           1,156,456
                                                                                                      -------------
                                                                                                          5,718,451

Chemicals (1.3%)
-------------------------------------------------------------------------------------------------------------------
             12,700 3M Co.                                                                                1,600,708
             32,000 Eastman Chemical Co.                                                                    976,960
             30,300 PPG Industries, Inc.                                                                  1,469,853
                                                                                                      -------------
                                                                                                          4,047,521

Commercial and Consumer Services (0.9%)
-------------------------------------------------------------------------------------------------------------------
             75,200 H&R Block, Inc.                                                                       2,904,224

Communications Equipment (1.1%)
-------------------------------------------------------------------------------------------------------------------
            242,755 Cisco Systems, Inc. (NON)                                                             3,651,035

Computers (3.1%)
-------------------------------------------------------------------------------------------------------------------
            157,100 Dell Computer Corp. (NON)                                                             4,541,761
            141,200 EMC Corp. (NON)                                                                       1,283,508
            186,743 Hewlett-Packard Co.                                                                   3,043,911
             13,600 Lexmark International, Inc. (NON)                                                     1,013,336
                                                                                                      -------------
                                                                                                          9,882,516

Conglomerates (2.5%)
-------------------------------------------------------------------------------------------------------------------
            183,450 General Electric Co.                                                                  5,402,603
            168,100 Tyco International, Ltd. (Bermuda)                                                    2,622,360
                                                                                                      -------------
                                                                                                          8,024,963

Consumer Finance (2.2%)
-------------------------------------------------------------------------------------------------------------------
             18,800 Capital One Financial Corp.                                                             787,156
             17,575 Countrywide Credit Industries, Inc.                                                   1,188,070
            268,250 MBNA Corp.                                                                            5,069,925
                                                                                                      -------------
                                                                                                          7,045,151

Consumer Goods (3.1%)
-------------------------------------------------------------------------------------------------------------------
             21,700 Clorox Co.                                                                              981,274
             23,800 Fortune Brands, Inc.                                                                  1,151,920
             85,000 Procter & Gamble Co.                                                                  7,637,250
                                                                                                      -------------
                                                                                                          9,770,444

Containers (0.4%)
-------------------------------------------------------------------------------------------------------------------
             30,200 Sealed Air Corp. (NON)                                                                1,294,070

Electric Utilities (1.3%)
-------------------------------------------------------------------------------------------------------------------
            160,200 CenterPoint Energy, Inc.                                                              1,265,580
            142,500 Edison International (NON)                                                            2,079,075
             18,200 Entergy Corp.                                                                           848,302
                                                                                                      -------------
                                                                                                          4,192,957

Electronics (4.6%)
-------------------------------------------------------------------------------------------------------------------
            112,400 American Power Conversion Corp. (NON)                                                 1,751,192
            186,000 Celestica, Inc. (Canada) (NON)                                                        2,150,160
            423,500 Intel Corp.                                                                           7,792,400
             33,300 QLogic Corp. (NON)                                                                    1,464,867
             59,800 Storage Technology Corp. (NON)                                                        1,478,256
                                                                                                      -------------
                                                                                                         14,636,875

Energy (1.0%)
-------------------------------------------------------------------------------------------------------------------
            152,700 Halliburton Co.                                                                       3,269,307

Engineering & Construction (1.0%)
-------------------------------------------------------------------------------------------------------------------
             90,800 Fluor Corp.                                                                           3,138,956

Financial (7.9%)
-------------------------------------------------------------------------------------------------------------------
            311,800 Citigroup, Inc.                                                                      12,238,150
             60,700 Fannie Mae                                                                            4,394,073
            119,300 Freddie Mac                                                                           6,907,470
             39,300 MGIC Investment Corp.                                                                 1,786,578
                                                                                                      -------------
                                                                                                         25,326,271

Food (0.3%)
-------------------------------------------------------------------------------------------------------------------
             81,500 Archer Daniels Midland Co.                                                              903,020

Gaming & Lottery (0.8%)
-------------------------------------------------------------------------------------------------------------------
             67,100 Harrah's Entertainment, Inc. (NON)                                                    2,643,069

Health Care Services (1.8%)
-------------------------------------------------------------------------------------------------------------------
             35,500 Health Net, Inc. (NON)                                                                  926,195
             16,000 McKesson Corp.                                                                          443,840
             56,600 Oxford Health Plans, Inc. (NON)                                                       1,656,682
             12,900 UnitedHealth Group, Inc.                                                              1,188,477
             21,400 Wellpoint Health Networks, Inc. (NON)                                                 1,625,116
                                                                                                      -------------
                                                                                                          5,840,310

Household Furniture and Appliances (0.3%)
-------------------------------------------------------------------------------------------------------------------
             15,000 Whirlpool Corp.                                                                         802,350

Insurance (1.9%)
-------------------------------------------------------------------------------------------------------------------
             58,900 American International Group, Inc.                                                    3,413,255
             33,800 Fidelity National Financial, Inc.                                                     1,162,720
             39,400 Radian Group, Inc.                                                                    1,564,180
                                                                                                      -------------
                                                                                                          6,140,155

Investment Banking/Brokerage (0.8%)
-------------------------------------------------------------------------------------------------------------------
             90,500 JPMorgan Chase & Co.                                                                  2,656,175

Leisure (0.1%)
-------------------------------------------------------------------------------------------------------------------
              6,200 Polaris Industries, Inc.                                                                327,794

Machinery (0.8%)
-------------------------------------------------------------------------------------------------------------------
             60,200 Ingersoll-Rand Co. Class A (Bermuda)                                                  2,653,616

Media (1.2%)
-------------------------------------------------------------------------------------------------------------------
            172,400 AOL Time Warner, Inc. (NON)                                                           2,358,432
             73,000 Walt Disney Co. (The)                                                                 1,362,180
                                                                                                      -------------
                                                                                                          3,720,612

Medical Technology (0.7%)
-------------------------------------------------------------------------------------------------------------------
             54,700 Guidant Corp. (NON)                                                                   2,132,753

Oil & Gas (5.9%)
-------------------------------------------------------------------------------------------------------------------
             10,600 Amerada Hess Corp.                                                                      478,590
              7,245 Apache Corp.                                                                            414,776
             16,100 Burlington Resources, Inc.                                                              745,591
            377,100 Exxon Mobil Corp.                                                                    13,273,920
             19,900 Marathon Oil Corp.                                                                      453,123
             44,300 Talisman Energy, Inc. (Canada)                                                        1,767,127
             26,000 TotalFinaElf SA ADR (France)                                                          1,708,200
                                                                                                      -------------
                                                                                                         18,841,327

Other (1.2%)
-------------------------------------------------------------------------------------------------------------------
             41,714 S&P 500 Index Depositary Receipts (SPDR Trust Series 1)                               3,833,934

Pharmaceuticals (12.5%)
-------------------------------------------------------------------------------------------------------------------
             73,300 Abbott Laboratories                                                                   2,978,179
             12,200 Allergan, Inc.                                                                          857,050
             13,550 Barr Laboratories, Inc. (NON)                                                           753,380
             52,100 Forest Laboratories, Inc. (NON)                                                       2,694,612
            203,800 Johnson & Johnson                                                                    11,486,168
            172,300 King Pharmaceuticals, Inc. (NON)                                                      2,172,703
             69,400 Merck & Co., Inc.                                                                     4,037,692
            476,320 Pfizer, Inc.                                                                         14,646,840
             23,313 Schering-Plough Corp.                                                                   421,965
                                                                                                      -------------
                                                                                                         40,048,589

Publishing (0.8%)
-------------------------------------------------------------------------------------------------------------------
             43,000 McGraw-Hill Cos., Inc. (The)                                                          2,510,770

Regional Bells (1.4%)
-------------------------------------------------------------------------------------------------------------------
            106,900 SBC Communications, Inc.                                                              2,497,184
             56,900 Verizon Communications, Inc.                                                          2,126,922
                                                                                                      -------------
                                                                                                          4,624,106

Restaurants (0.3%)
-------------------------------------------------------------------------------------------------------------------
             43,900 Yum! Brands, Inc. (NON)                                                               1,084,330

Retail (8.3%)
-------------------------------------------------------------------------------------------------------------------
             38,100 AutoZone, Inc. (NON)                                                                  3,078,861
            115,900 Blockbuster, Inc. Class A                                                             2,072,292
            100,000 Home Depot, Inc. (The)                                                                2,813,000
            125,300 JC Penney Co., Inc. (Holding Co.)                                                     2,137,618
             70,010 Limited, Inc. (The)                                                                   1,017,945
             50,200 Lowe's Cos., Inc.                                                                     2,203,278
            227,500 Office Depot, Inc. (NON)                                                              2,880,150
             20,400 Ross Stores, Inc.                                                                       773,160
            117,500 Staples, Inc. (NON)                                                                   2,237,200
            107,400 TJX Cos., Inc. (The)                                                                  2,067,450
             93,100 Wal-Mart Stores, Inc.                                                                 5,243,392
                                                                                                      -------------
                                                                                                         26,524,346

Software (6.9%)
-------------------------------------------------------------------------------------------------------------------
             29,200 Activision, Inc. (NON)                                                                  446,760
            121,200 BMC Software, Inc. (NON)                                                              1,808,304
             93,900 Computer Associates International, Inc.                                               1,524,936
            593,500 Microsoft Corp.                                                                      15,175,795
            252,500 Oracle Corp. (NON)                                                                    2,999,700
                                                                                                      -------------
                                                                                                         21,955,495

Technology Services (1.0%)
-------------------------------------------------------------------------------------------------------------------
             94,200 Accenture, Ltd. Class A (Bermuda) (NON)                                               1,509,084
             51,600 Computer Sciences Corp. (NON)                                                         1,700,220
                                                                                                      -------------
                                                                                                          3,209,304

Telecommunications (1.2%)
-------------------------------------------------------------------------------------------------------------------
             89,140 AT&T Corp.                                                                            1,519,837
            198,400 Citizens Communications Co. (NON)                                                     2,168,512
                                                                                                      -------------
                                                                                                          3,688,349

Textiles (1.7%)
-------------------------------------------------------------------------------------------------------------------
             70,100 Jones Apparel Group, Inc. (NON)                                                       1,999,252
             60,300 Reebok International, Ltd. (NON)                                                      1,872,918
             42,800 VF Corp.                                                                              1,683,752
                                                                                                      -------------
                                                                                                          5,555,922

Tobacco (2.2%)
-------------------------------------------------------------------------------------------------------------------
            225,100 Altria Group, Inc.                                                                    6,924,077

Toys (0.5%)
-------------------------------------------------------------------------------------------------------------------
             69,000 Mattel, Inc.                                                                          1,500,060
-------------------------------------------------------------------------------------------------------------------
                    Total Investments (cost $340,550,335)                                              $319,708,117
-------------------------------------------------------------------------------------------------------------------

  (a) Percentages indicated are based on net assets of $319,508,404.

(NON) Non-income-producing security.

      ADR after the name of a foreign holding stands for American
      Depositary Receipts, representing ownership of foreign securities on deposit with a custodian bank.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF ASSETS AND LIABILITIES
April 30, 2003 (Unaudited)
Assets
-------------------------------------------------------------------------------------------
Investments in securities, at value (identified cost
$340,550,335) (Note 1)                                                         $319,708,117
-------------------------------------------------------------------------------------------
Dividends, interest and other receivables                                           248,456
-------------------------------------------------------------------------------------------
Receivable for shares of the fund sold                                              124,723
-------------------------------------------------------------------------------------------
Receivable for securities sold                                                    2,019,852
-------------------------------------------------------------------------------------------
Total assets                                                                    322,101,148

Liabilities
-------------------------------------------------------------------------------------------
Payable to subcustodian (Note 2)                                                  1,168,757
-------------------------------------------------------------------------------------------
Payable for shares of the fund repurchased                                          615,747
-------------------------------------------------------------------------------------------
Payable for compensation of Manager (Note 2)                                        526,689
-------------------------------------------------------------------------------------------
Payable for investor servicing and custodian fees (Note 2)                           41,066
-------------------------------------------------------------------------------------------
Payable for compensation of Trustees (Note 2)                                        13,735
-------------------------------------------------------------------------------------------
Payable for administrative services (Note 2)                                            800
-------------------------------------------------------------------------------------------
Payable for distribution fees (Note 2)                                              172,053
-------------------------------------------------------------------------------------------
Other accrued expenses                                                               53,897
-------------------------------------------------------------------------------------------
Total liabilities                                                                 2,592,744
-------------------------------------------------------------------------------------------
Net assets                                                                     $319,508,404

Represented by
-------------------------------------------------------------------------------------------
Paid-in capital (Notes 1 and 4)                                                $508,909,684
-------------------------------------------------------------------------------------------
Undistributed net investment income (Note 1)                                        116,930
-------------------------------------------------------------------------------------------
Accumulated net realized loss on investments and foreign
currency transactions (Note 1)                                                 (168,675,992)
-------------------------------------------------------------------------------------------
Net unrealized depreciation of investments                                      (20,842,218)
-------------------------------------------------------------------------------------------
Total -- Representing net assets applicable to capital shares
outstanding                                                                    $319,508,404

Computation of net asset value and offering price
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class A share
($140,117,831 divided by 19,172,206 shares)                                           $7.31
-------------------------------------------------------------------------------------------
Offering price per class A share (100/94.25 of $7.31)*                                $7.76
-------------------------------------------------------------------------------------------
Net asset value and offering price per class B share
($133,021,846 divided by 18,695,145 shares)**                                         $7.12
-------------------------------------------------------------------------------------------
Net asset value and offering price per class C share
($42,565,755 divided by 5,982,919 shares)**                                           $7.11
-------------------------------------------------------------------------------------------
Net asset value and redemption price per class M share
($3,802,972 divided by 528,216 shares)                                                $7.20
-------------------------------------------------------------------------------------------
Offering price per class M share (100/96.50 of $7.20)*                                $7.46
-------------------------------------------------------------------------------------------

    * On single retail sales of less than $50,000. On sales of $50,000 or more and on group sales, the offering price is reduced.

   ** Redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

      The accompanying notes are an integral part of these financial statements.




STATEMENT OF OPERATIONS
Six months ended April 30, 2003 (Unaudited)
Investment income:
-------------------------------------------------------------------------------------------
Dividends (net of foreign tax of $1,278)                                         $2,606,159
-------------------------------------------------------------------------------------------
Interest                                                                                749
-------------------------------------------------------------------------------------------
Total investment income                                                           2,606,908

Expenses:
-------------------------------------------------------------------------------------------
Compensation of Manager (Note 2)                                                  1,132,135
-------------------------------------------------------------------------------------------
Investor servicing and custodian fees (Note 2)                                      224,122
-------------------------------------------------------------------------------------------
Compensation of Trustees (Note 2)                                                     9,720
-------------------------------------------------------------------------------------------
Administrative services (Note 2)                                                      4,920
-------------------------------------------------------------------------------------------
Distribution fees -- Class A (Note 2)                                               177,589
-------------------------------------------------------------------------------------------
Distribution fees -- Class B (Note 2)                                               667,030
-------------------------------------------------------------------------------------------
Distribution fees -- Class C (Note 2)                                               221,188
-------------------------------------------------------------------------------------------
Distribution fees -- Class M (Note 2)                                                13,797
-------------------------------------------------------------------------------------------
Other                                                                               106,845
-------------------------------------------------------------------------------------------
Total expenses                                                                    2,557,346
-------------------------------------------------------------------------------------------
Expense reduction (Note 2)                                                          (67,368)
-------------------------------------------------------------------------------------------
Net expenses                                                                      2,489,978
-------------------------------------------------------------------------------------------
Net investment income                                                               116,930
-------------------------------------------------------------------------------------------
Net realized loss on investments (Notes 1 and 3)                                 (5,890,934)
-------------------------------------------------------------------------------------------
Net realized loss on foreign currency transactions (Note 1)                            (88)
-------------------------------------------------------------------------------------------
Net unrealized appreciation of investments during the period                     16,442,426
-------------------------------------------------------------------------------------------
Net gain on investments                                                          10,551,404
-------------------------------------------------------------------------------------------
Net increase in net assets resulting from operations                            $10,668,334
-------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.




STATEMENT OF CHANGES IN NET ASSETS

                                                                 Six months ended            Year ended
                                                                         April 30            October 31
                                                                             2003*                 2002
-------------------------------------------------------------------------------------------------------
Decrease in net assets
-------------------------------------------------------------------------------------------------------
Operations:
-------------------------------------------------------------------------------------------------------
Net investment income (loss)                                             $116,930             $(661,124)
-------------------------------------------------------------------------------------------------------
Net realized loss on investments and foreign currency
transactions                                                           (5,891,022)          (42,623,832)
-------------------------------------------------------------------------------------------------------
Net unrealized appreciation (depreciation) of investments              16,442,426            (7,533,413)
-------------------------------------------------------------------------------------------------------
Net increase (decrease) in net assets resulting from
operations                                                             10,668,334           (50,818,369)
-------------------------------------------------------------------------------------------------------
Decrease from capital share transactions (Note 4)                     (39,705,787)          (94,022,744)
-------------------------------------------------------------------------------------------------------
Total decrease in net assets                                          (29,037,453)         (144,841,113)

Net assets
-------------------------------------------------------------------------------------------------------
Beginning of period                                                   348,545,857           493,386,970
-------------------------------------------------------------------------------------------------------
End of period (including undistributed net investment income
of $116,930 and $--, respectively)                                   $319,508,404          $348,545,857
-------------------------------------------------------------------------------------------------------

* Unaudited

  The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS A
-----------------------------------------------------------------------------------------------------
                                    Six months
                                       ended                                          For the period
Per-share                            April 30                                          July 1, 1999+
operating performance               (Unaudited)          Year ended October 31         to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $7.04        $7.95       $11.45        $8.67        $8.69
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment income (loss)(a)          .02          .02          .03         (.01)        (.01) (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .25         (.93)       (3.53)        2.79         (.01)
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .27         (.91)       (3.50)        2.78         (.02)
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.31        $7.04        $7.95       $11.45        $8.67
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.84*      (11.45)      (30.57)       32.06         (.23)*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $140,118     $152,185     $211,340     $237,615      $23,857
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .58*        1.15         1.10         1.16          .44* (d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment income
(loss) to average net assets (%)         .24*         .28          .35         (.09)        (.16)* (d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.99*       81.99       294.17       224.05        30.65*
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment income (loss) has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
      October 31, 1999 reflect a reduction of 0.59% based on average net assets for class A shares.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS B
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                          For the period
Per-share                            April 30                                        October 1, 1999+
operating performance               (Unaudited)          Year ended October 31         to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.88        $7.83       $11.36        $8.67        $8.35
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.04)        (.04)        (.10)        (.01) (d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .25         (.91)       (3.49)        2.79          .33
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .24         (.95)       (3.53)        2.69          .32
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.12        $6.88        $7.83       $11.36        $8.67
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.49*      (12.13)      (31.07)       31.03         3.83*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                      $133,022     $142,806     $198,963     $233,960      $22,535
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .95*        1.90         1.85         1.91          .19* (d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.13)*       (.47)        (.40)        (.85)        (.12)* (d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.99*       81.99       294.17       224.05        30.65*
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
      October 31, 1999 reflect a reduction of 0.18% based on average net assets for class B shares.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS C
-----------------------------------------------------------------------------------------------------
                                     Six months
                                       ended                                          For the period
Per-share                             April 30                                       October 1, 1999+
operating performance               (Unaudited)          Year ended October 31         to October 31
-----------------------------------------------------------------------------------------------------
                                        2003         2002         2001         2000         1999
-----------------------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.88        $7.83       $11.36        $8.67        $8.35
-----------------------------------------------------------------------------------------------------
Investment operations:
-----------------------------------------------------------------------------------------------------
Net investment loss (a)                 (.01)        (.04)        (.04)        (.09)        (.01)(d)
-----------------------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .24         (.91)       (3.49)        2.78          .33
-----------------------------------------------------------------------------------------------------
Total from
investment operations                    .23         (.95)       (3.53)        2.69          .32
-----------------------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.11        $6.88        $7.83       $11.36        $8.67
-----------------------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.34*      (12.13)      (31.07)       31.03         3.83*
-----------------------------------------------------------------------------------------------------

Ratios and supplemental data
-----------------------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                       $42,566      $49,385      $77,749      $79,682       $3,882
-----------------------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .95*        1.90         1.85         1.91          .19*(d)
-----------------------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.13)*       (.47)        (.41)        (.82)        (.12)*(d)
-----------------------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.99*       81.99       294.17       224.05        30.65*
-----------------------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Reflects an expense limitation in effect during the period. As a result of such limitation, expenses for the fund for the period ended
      October 31, 1999 reflect a reduction of 0.18% based on average net assets for class C shares.

      The accompanying notes are an integral part of these financial statements.




FINANCIAL HIGHLIGHTS
(For a common share outstanding throughout the period)

CLASS M
----------------------------------------------------------------------------------------
                                    Six months
                                       ended                             For the period
Per-share                            April 30                            March 28, 2000+
operating performance               (Unaudited)    Year ended October 31    October 31
----------------------------------------------------------------------------------------
                                        2003         2002         2001         2000
----------------------------------------------------------------------------------------
Net asset value,
beginning of period                    $6.96        $7.90       $11.43       $12.08
----------------------------------------------------------------------------------------
Investment operations:
----------------------------------------------------------------------------------------
Net investment loss (a)                   -- (d)     (.02)        (.02)        (.02)
----------------------------------------------------------------------------------------
Net realized and unrealized
gain (loss) on investments               .24         (.92)       (3.51)        (.63)
----------------------------------------------------------------------------------------
Total from
investment operations                    .24         (.94)       (3.53)        (.65)
----------------------------------------------------------------------------------------
Net asset value,
end of period                          $7.20        $6.96        $7.90       $11.43
----------------------------------------------------------------------------------------
Total return at
net asset value (%)(b)                  3.45*      (11.90)      (30.88)       (5.38)*
----------------------------------------------------------------------------------------

Ratios and supplemental data
----------------------------------------------------------------------------------------
Net assets, end of period
(in thousands)                        $3,803       $4,170       $5,336       $3,186
----------------------------------------------------------------------------------------
Ratio of expenses to
average net assets (%)(c)                .83*        1.65         1.60          .99*
----------------------------------------------------------------------------------------
Ratio of net investment loss
to average net assets (%)               (.01)*       (.22)        (.18)        (.15)*
----------------------------------------------------------------------------------------
Portfolio turnover (%)                 17.99*       81.99       294.17       224.05
----------------------------------------------------------------------------------------

    + Commencement of operations.

    * Not annualized.

  (a) Per share net investment loss has been determined on the basis of the weighted average number of shares outstanding during the period.

  (b) Total return assumes dividend reinvestment and does not reflect the effect of sales charges.

  (c) Includes amounts paid through expense offset and brokerage service arrangements (Note 2).

  (d) Amount represents less than $0.01 per share.

      The accompanying notes are an integral part of these financial statements.



NOTES TO FINANCIAL STATEMENTS
April 30, 2003 (Unaudited)

Note 1
Significant accounting policies

Putnam Tax Smart Equity Fund (the "fund") is a series of Putnam Tax Smart Funds Trust (the "trust"), which is registered under the Investment Company Act of 1940, as amended, as a diversified, open-end management investment company. The fund seeks long-term growth of capital on an after-tax basis by investing mainly in common stocks of U.S. companies that Putnam Investment Management, LLC ("Putnam Management"), the fund's manager, an indirect wholly-owned subsidiary of Putnam, LLC, believes have potential for long-term growth.

The fund offers class A, class B, class C and class M shares. Class A shares are sold with a maximum front-end sales charge of 5.75%. Class B shares, which convert to class A shares after approximately eight years, do not pay a front-end sales charge but pay a higher ongoing distribution fee than class A and class M shares, and are subject to a contingent deferred sales charge, if those shares are redeemed within six years of purchase. Class C shares are subject to the same fees and expenses as class B shares, except that class C shares have a one-year 1.00% contingent deferred sales charge and do not convert to class A shares. Class M shares are sold with a maximum front-end sales charge of 3.50% and pay an ongoing distribution fee that is higher than class A shares but lower than class B and class C shares.

Expenses of the fund are borne pro-rata by the holders of each class of shares, except that each class bears expenses unique to that class (including the distribution fees applicable to such class). Each class votes as a class only with respect to its own distribution plan or other matters on which a class vote is required by law or determined by the Trustees. Shares of each class would receive their pro-rata share of the net assets of the fund, if the fund were liquidated. In addition, the Trustees declare separate dividends on each class of shares.

The following is a summary of significant accounting policies consistently followed by the fund in the preparation of its financial statements. The preparation of financial statements is in conformity with accounting principles generally accepted in the United States of America and requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates.

A) Security valuation Investments for which market quotations are readily available are valued at the last reported sales price on its principal exchange, or official closing price for certain markets. If no sales are reported -- as in the case of some securities traded over-the-counter -- a security is valued at its last reported bid price. For foreign investments, if trading or events occurring in other markets after the close of the principal exchange in which the foreign investments are traded are expected to materially affect the value of the investments, then those investments are valued, taking into consideration these events, at their fair value following procedures approved by the Trustees. Short-term investments having remaining maturities of 60 days or less are valued at amortized cost, which approximates fair value. Other investments, including restricted securities, are valued at fair value following procedures approved by the Trustees.

B) Joint trading account The fund may transfer uninvested cash balances, including cash collateral received under security lending arrangements, into a joint trading account along with the cash of other registered investment companies and certain other accounts managed by Putnam Management. These balances may be invested in issuers of high-grade short-term investments having maturities of up to 397 days for collateral received under security lending arrangements and up to 90 days for other cash investments.

C) Security transactions and related investment income Security transactions are recorded on the trade date (date the order to buy or sell is executed). Gains or losses on securities sold are determined on the identified cost basis.

Interest income is recorded on the accrual basis. Dividend income is recognized on the ex-dividend date, except that certain dividends from foreign securities are recognized as soon as the fund is informed of the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received.

D) Foreign currency translation The accounting records of the fund are maintained in U.S. dollars. The market value of foreign securities, currency holdings, and other assets and liabilities are recorded in the books and records of the fund after translation to U.S. dollars based on the exchange rates on that day. The cost of each security is determined using historical exchange rates. Income and withholding taxes are translated at prevailing exchange rates when earned or incurred. The fund does not isolate that portion of realized or unrealized gains or losses resulting from changes in the foreign exchange rate on investments from fluctuations arising from changes in the market prices of the securities. Such gains and losses are included with the net realized and unrealized gain or loss on investments. Net realized gains and losses on foreign currency transactions represent net realized exchange gains or losses on closed forward currency contracts, disposition of foreign currencies, currency gains and losses realized between the trade and settlement dates on securities transactions and the difference between the amount of investment income and foreign withholding taxes recorded on the fund's books and the U.S. dollar equivalent amounts actually received or paid. Net unrealized appreciation and depreciation of assets and liabilities in foreign currencies arise from changes in the value of open forward currency contracts and assets and liabilities other than investments at the period end, resulting from changes in the exchange rate. Investments in foreign securities involve certain risks, including those related to economic instability, unfavorable political developments, and currency fluctuations, not present with domestic investments.

E) Line of credit The fund has entered into a committed line of credit with certain banks. This line of credit agreement includes restrictions that the fund maintain an asset coverage ratio of at least 300% and that borrowings not exceed prospectus limitations. For the six months ended April 30, 2003, the fund had no borrowings against the line of credit.

F) Federal taxes It is the policy of the fund to distribute all of its taxable income within the prescribed time and otherwise comply with the provisions of the Internal Revenue Code applicable to regulated investment companies. It is also the intention of the fund to distribute an amount sufficient to avoid imposition of any excise tax under Section 4982 of the Internal Revenue Code of 1986, as amended. Therefore, no provision has been made for federal taxes on income, capital gains or unrealized appreciation on securities held nor for excise tax on income and capital gains.

At October 31, 2002, the fund had a capital loss carryover of approximately $157,818,000 available to the extent allowed by tax law to offset future net capital gains, if any. The amount of the carryover and the expiration dates are:

Loss Carryover    Expiration
--------------    ------------------
      $420,000    October 31, 2007
     3,129,000    October 31, 2008
   110,397,000    October 31, 2009
    43,872,000    October 31, 2010

The aggregate identified cost on a tax basis is $345,516,892, resulting in gross unrealized appreciation and depreciation of $16,580,327 and $42,389,102, respectively, or net unrealized depreciation of $25,808,775.

G) Distributions to shareholders Distributions to shareholders from net investment income are recorded by the fund on the ex-dividend date. Distributions from capital gains, if any, are recorded on the ex-dividend date and paid at least annually. The amount and character of income and gains to be distributed are determined in accordance with income tax regulations, which may differ from generally accepted accounting principles. Reclassifications are made to the fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryovers) under income tax regulations.

H) Expenses of the trust Expenses directly charged or attributable to any fund will be paid from the assets of that fund. Generally, expenses of the trust will be allocated among and charged to the assets of each fund on a basis that the Trustees deem fair and equitable, which may be based on the relative assets of each fund or the nature of the services performed and relative applicability to each fund.

Note 2
Management fee, administrative
services and other transactions

Putnam Management is paid for management and investment advisory services quarterly based on the average net assets of the fund. Such fee is based on the following annual rates: 0.70% of the first $500 million of average net assets, 0.60% of the next $500 million, 0.55% of the next $500 million, 0.50% of the next $5 billion, 0.475% of the next $5 billion, 0.455% of the next $5 billion, 0.44% of the next $5 billion and 0.43% thereafter.

The fund reimburses Putnam Management an allocated amount for the compensation and related expenses of certain officers of the fund and their staff who provide administrative services to the fund. The aggregate amount of all such reimbursements is determined annually by the Trustees.

Custodial functions for the fund's assets are provided by Putnam
Fiduciary Trust Company (PFTC), a wholly-owned subsidiary of Putnam, LLC. Investor servicing agent functions are provided by Putnam Investor Services, a division of PFTC.

Under the subcustodian contract between the subcustodian bank and PFTC, the subcustodian bank has a lien on the securities of the fund to the extent permitted by the fund's investment restrictions to cover any advances made by the subcustodian bank for the settlement of securities purchased by the fund. At April 30, 2003, the payable to the subcustodian bank represents the amount due for cash advanced for the settlement of a security purchased.

The fund has entered into an arrangement with PFTC whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the fund's expenses. The fund also reduced expenses through brokerage service arrangements. For the six months ended April 30, 2003, the fund's expenses were reduced by $67,368 under these arrangements.

Each independent Trustee of the fund receives an annual Trustee fee, of which $765 has been allocated to the fund, and an additional fee for each Trustees meeting attended. Trustees receive additional fees for attendance at certain committee meetings.

The fund has adopted a Trustee Fee Deferral Plan (the "Deferral Plan") which allows the Trustees to defer the receipt of all or a portion of Trustees fees payable on or after July 1, 1995. The deferred fees remain invested in certain Putnam funds until distribution in accordance with the Deferral Plan.

The fund has adopted an unfunded noncontributory defined benefit pension plan (the "Pension Plan") covering all Trustees of the fund who have served as a Trustee for at least five years. Benefits under the Pension Plan are equal to 50% of the Trustee's average total retainer and meeting fees for the three years preceding retirement. Pension expense for the fund is included in Compensation of Trustees in the Statement of operations. Accrued pension liability is included in Payable for compensation of Trustees in the Statement of assets and liabilities.

The fund has adopted distribution plans (the "Plans") with respect to its class A, class B, class C and class M shares pursuant to rule 12b-1 under the Investment Company Act of 1940. The purpose of the Plans is to compensate Putnam Retail Management, a wholly-owned subsidiary of Putnam, LLC and Putnam Retail Management GP, Inc., for services provided and expenses incurred by it in distributing shares of the fund. The Plans provide for payments by the fund to Putnam Retail Management at an annual rate of up to 0.35%, 1.00%, 1.00% and 1.00% of the average net assets attributable to class A, class B, class C and class M shares, respectively. The Trustees have approved payment by the fund at the annual rates of 0.25%, 1.00%, 1.00% and 0.75% of the average net assets attributable to class A, class B, class C and class M shares, respectively.

For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter, received net commissions of $12,760 and $352 from the sale of class A and class M shares, respectively, and received $171,269 and $1,322 in contingent deferred sales charges from redemptions of class B and class C shares, respectively. A deferred sales charge of up to 1.00% and 0.65% is assessed on certain redemptions of class A and class M shares, respectively. For the six months ended April 30, 2003, Putnam Retail Management, acting as underwriter, received $1,341 and no monies on class A and class M redemptions, respectively.

Note 3
Purchases and sales of securities

During the six months ended April 30, 2003, cost of purchases and proceeds from sales of investment securities other than short- term investments aggregated $58,745,681 and $97,971,239, respectively. There were no purchases and sales of U.S. government obligations.

Note 4
Capital shares

At April 30, 2003, there was an unlimited number of shares of beneficial interest authorized. Transactions in capital shares were as follows:

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,752,706         $12,371,366
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,752,706          12,371,366

Shares repurchased                          (4,189,548)        (29,405,000)
---------------------------------------------------------------------------
Net decrease                                (2,436,842)       $(17,033,634)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class A                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,754,070         $30,756,574
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,754,070          30,756,574

Shares repurchased                          (8,716,885)        (68,910,403)
---------------------------------------------------------------------------
Net decrease                                (4,962,815)       $(38,153,829)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    780,682          $5,403,311
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               780,682           5,403,311

Shares repurchased                          (2,835,278)        (19,435,145)
---------------------------------------------------------------------------
Net decrease                                (2,054,596)       $(14,031,834)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class B                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  3,302,213         $26,755,022
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             3,302,213          26,755,022

Shares repurchased                          (7,957,602)        (61,231,344)
---------------------------------------------------------------------------
Net decrease                                (4,655,389)       $(34,476,322)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    202,407          $1,407,968
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               202,407           1,407,968

Shares repurchased                          (1,393,654)         (9,549,486)
---------------------------------------------------------------------------
Net decrease                                (1,191,247)        $(8,141,518)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class C                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                  1,097,240          $8,902,208
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                             1,097,240           8,902,208

Shares repurchased                          (3,848,229)        (29,784,390)
---------------------------------------------------------------------------
Net decrease                                (2,750,989)       $(20,882,182)
---------------------------------------------------------------------------

                                           Six months ended April 30, 2003
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                     47,781            $332,203
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                                47,781             332,203

Shares repurchased                            (119,171)           (831,004)
---------------------------------------------------------------------------
Net decrease                                   (71,390)          $(498,801)
---------------------------------------------------------------------------

                                               Year ended October 31, 2002
---------------------------------------------------------------------------
Class M                                         Shares              Amount
---------------------------------------------------------------------------
Shares sold                                    251,780          $2,017,628
---------------------------------------------------------------------------
Shares issued in connection
with reinvestment
of distributions                                    --                  --
---------------------------------------------------------------------------
                                               251,780           2,017,628

Shares repurchased                            (327,977)         (2,528,039)
---------------------------------------------------------------------------
Net decrease                                   (76,197)          $(510,411)
---------------------------------------------------------------------------


THE PUTNAM FAMILY OF FUNDS

The following is a complete list of Putnam's open-end mutual funds. Please call your financial advisor or Putnam at 1-800-225-1581 to obtain a prospectus for any Putnam fund. It contains more complete information, including charges and expenses. Please read it carefully before you invest or send money.

GROWTH FUNDS

Discovery Growth Fund
Growth Opportunities Fund
Health Sciences Trust
International New Opportunities Fund
New Opportunities Fund
OTC & Emerging Growth Fund
Small Cap Growth Fund
Vista Fund
Voyager Fund

BLEND FUNDS

Capital Appreciation Fund
Capital Opportunities Fund
Europe Equity Fund
Global Equity Fund
Global Natural Resources Fund
International Capital Opportunities Fund
International Equity Fund
Investors Fund
Research Fund
Tax Smart Equity Fund
Utilities Growth and Income Fund

VALUE FUNDS

Classic Equity Fund
Convertible Income-Growth Trust
Equity Income Fund
The George Putnam Fund of Boston
The Putnam Fund for Growth and Income
International Growth and Income Fund
Mid Cap Value Fund
New Value Fund
Small Cap Value Fund *


INCOME FUNDS

American Government Income Fund
Diversified Income Trust
Global Income Trust
High Yield Advantage Fund *
High Yield Trust
Income Fund
Intermediate U.S. Government Income Fund
Money Market Fund +
U.S. Government Income Trust

TAX-FREE INCOME FUNDS

Municipal Income Fund
Tax Exempt Income Fund
Tax Exempt Money Market Fund +
Tax-Free High Yield Fund
Tax-Free Insured Fund

State tax-free income funds

Arizona, California, Florida, Massachusetts, Michigan, Minnesota, New Jersey, New York, Ohio and Pennsylvania

State tax-free money market funds +

California, New York

ASSET ALLOCATION FUNDS

Putnam Asset Allocation Funds--three investment portfolios that spread your money across a variety of stocks, bonds, and money market investments.

The three portfolios:

Asset Allocation: Balanced Portfolio
Asset Allocation: Conservative Portfolio
Asset Allocation: Growth Portfolio

*Closed to new investors.

+An investment in a money market fund is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although the funds seek to preserve your investment at $1.00 per share, it is possible to lose money by investing in the fund.

Check your account balances and current performance at www.putnaminvestments.com.


SERVICES FOR SHAREHOLDERS

HELP YOUR INVESTMENT GROW

Set up a program for systematic investing with as little as $25 a month from a Putnam fund or from your own savings or checking account.
(Regular investing does not guarantee a profit or protect against loss in a declining market.)

SWITCH FUNDS EASILY

You can move money from one Putnam fund to another within the same class of shares without a service charge. (This privilege is subject to change or termination.)

ACCESS YOUR MONEY EASILY

You can have checks sent regularly or redeem shares any business day at the then-current net asset value, which may be more or less than the original cost of the shares. Class B and class C shares carry a sales charge that is applied to certain withdrawals.

HOW TO BUY ADDITIONAL SHARES

You may buy shares through your financial advisor or directly from Putnam. To open an account by mail, send a check made payable to the name of the fund along with a completed fund application. To add to an existing account, complete the investment slip found at the top of your Confirmation of Activity statement and return it with a check payable to your fund.

VISIT US AT WWW.PUTNAMINVESTMENTS.COM

A secure section of our Web site contains complete information on your account, including balances and transactions, updated daily. You may also conduct transactions, such as exchanges, additional investments, and address changes. Log on today to get your password.

USE OUR TOLL-FREE NUMBER

1-800-225-1581 Ask a helpful Putnam representative or your financial advisor for details about any of these or other services, or see your prospectus.


[GRAPHIC OMITTED: PHOTO OF SAMUEL PUTNAM]

PUTNAM IS A LEADER IN GLOBAL MONEY MANAGEMENT

Putnam Investments traces its heritage to the early 19th century when ship captains hired trustees to manage their money while they were away at sea. In a landmark 1830 decision that involved one such trustee, Massachusetts Supreme Judicial Court Justice Samuel Putnam established The Prudent Man Rule, a legal foundation for responsible money management. In 1937, his great-great grandson founded Putnam with The George Putnam Fund of Boston, the first fund to offer a balanced portfolio of stocks and bonds. Today, Putnam Investments is one of the largest investment management firms in the world, and this balanced approach remains the foundation of everything we do.

With over 65 years of experience, Putnam has nearly $251 billion in assets under management, over 100 mutual funds, over 13 million shareholder accounts, and nearly 3,000 institutional and 401(k) clients. (Information as of 12/31/02.)

We're one of the largest mutual fund companies in the United States.

Putnam has won the DALBAR award for service twelve times in the past thirteen years. Putnam offers products in every investment category, including growth, value, and blend as well as international and fixed income.

Teamwork is a cornerstone of Putnam's investment philosophy. Our funds are managed by teams in a collaborative environment that promotes an active exchange of information.

Putnam's disciplined investment philosophy is based on style consistency. We aim for less volatility over the short term and strong, consistent performance over time. Our truth in labeling approach helps us adhere to every fund's stated objective, style, and risk positioning.

We are committed to helping financial advisors provide sound, sensible guidance, information, and expertise to help investors reach their financial goals.


FUND INFORMATION

ABOUT PUTNAM INVESTMENTS

One of the largest mutual fund families in the United States, Putnam Investments has a heritage of investment leadership dating back to Judge Samuel Putnam, whose Prudent Man Rule has defined fiduciary tradition and practice since 1830. Founded over 65 years ago, Putnam Investments was built around the concept that a balance between risk and reward is the hallmark of a well-rounded financial program. We presently manage over 100 mutual funds in growth, value, blend, fixed income, and international.

INVESTMENT MANAGER

Putnam Investment Management, LLC
One Post Office Square
Boston, MA 02109

MARKETING SERVICES

Putnam Retail Management
One Post Office Square
Boston, MA 02109

CUSTODIAN

Putnam Fiduciary Trust Company

LEGAL COUNSEL

Ropes & Gray

TRUSTEES

John A. Hill, Chairman
Jameson Adkins Baxter
Charles B. Curtis
Ronald J. Jackson
Paul L. Joskow
Elizabeth T. Kennan
Lawrence J. Lasser
John H. Mullin III
Robert E. Patterson
George Putnam, III
A.J.C. Smith
W. Thomas Stephens
W. Nicholas Thorndike

OFFICERS

George Putnam, III
President

Charles E. Porter
Executive Vice President,
Treasurer and Principal Financial Officer

Patricia C. Flaherty
Senior Vice President

Karnig H. Durgarian
Vice President and
Principal Executive Officer

Steven D. Krichmar
Vice President and
Principal Financial Officer

Michael T. Healy
Assistant Treasurer and
Principal Accounting Officer

Brett C. Browchuk
Vice President

Charles E. Haldeman, Jr.
Vice President

Lawrence J. Lasser
Vice President

Beth S. Mazor
Vice President

Richard A. Monaghan
Vice President

Stephen M. Oristaglio
Vice President

Gordon H. Silver
Vice President

Mark C. Trenchard
Vice President

Paul Warren
Vice President

Judith Cohen
Clerk and Assistant Treasurer


This report is for the information of shareholders of Putnam Tax Smart Equity Fund. It may also be used as sales literature when preceded or accompanied by the current prospectus, which gives details of sales charges, investment objectives, and operating policies of the fund, and the most recent copy of Putnam's Quarterly Performance Summary and Putnam's Quarterly Ranking Summary. For more information or to request a prospectus, call toll free: 1-800-225-1581. The fund's Statement of Additional Information contains additional information about the fund's Trustees and is available without charge upon request by calling 1-800-225-1581.

Visit www.putnaminvestments.com or call a representative at 1-800-225-1581.

NOT FDIC INSURED, MAY LOSE VALUE, NO BANK GUARANTEE


[LOGO OMITTED]

PUTNAM INVESTMENTS

The Putnam Funds
One Post Office Square
Boston, Massachusetts 02109

---------------------
PRSRT STD
U.S. POSTAGE PAID
PUTNAM
INVESTMENTS
---------------------

For account balances, economic forecasts, and the latest on Putnam funds, visit www.putnaminvestments.com

SA070-88649  2MI/2OT/2OU/2RO  6/03


Item 2. Code of Ethics:
-----------------------
Not applicable

Item 3. Audit Committee Financial Expert:
-----------------------------------------
Not applicable

Item 4. Principal Accountant Fees and Services:
-----------------------------------------------
Not applicable

Items 5-6. [Reserved]
---------------------

Item 7. Disclosure of Proxy Voting Policies and Procedures For Closed End
-------------------------------------------------------------------------
        Management Investment Companies: Not applicable
        --------------------------------

Item 8. [Reserved]
------------------

Item 9. Controls and Procedures:
--------------------------------

The registrant's principal executive officer and principal financial officers have concluded, based on their evaluation of the effectiveness of the design and operation of the registrant's disclosure controls and procedures as of a date within 90 days of the filing date of this report on Form N-CSR, that the design and operation of such procedures are effective to provide reasonable assurance that information required to be disclosed by the investment company in the reports that it files or submits under the Securities Exchange Act of 1934 is recorded, processed, summarized, and reported within the time periods specified in the Commission's rules and forms.

There have been no significant changes in the registrant's internal controls subsequent to the date of their evaluation.

Item 10. Exhibits:
------------------

(a) Not applicable

(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Investment Company Act of 1940, as amended, and the officer certifications as required by Section 906 of the Sarbanes-Oxley Act of 2002 are filed herewith.


SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

NAME OF REGISTRANT

By (Signature and Title):            /s/Michael T. Healy
                                     --------------------------
                                     Michael T. Healy
                                     Principal Accounting Officer
Date: June 24, 2003



Pursuant to the requirements of the Securities Exchange Act of 1934 an the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title):            /s/Karnig H. Durgarian
                                     ---------------------------
                                     Karnig H. Durgarian
                                     Principal Executive Officer
Date: June 24, 2003



By (Signature and Title):            /s/Charles E. Porter
                                     ---------------------------
                                     Charles E. Porter
                                     Principal Financial Officer
Date: June 24, 2003



By (Signature and Title):            /s/Steven D. Krichmar
                                     ---------------------------
                                     Steven D. Krichmar
                                     Principal Financial Officer
Date: June 24, 2003